EXHIBIT 10

LANVISION SYSTEMS, INC.

                              THIRD LEASE AMENDMENT

     THIS THIRD LEASE AMENDMENT (the "Amendment") is executed this 26 day of July, 2005, by and between DUKE REALTY OHIO, an Indiana general partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant").

                                   WITNESSETH:

     WHEREAS, Duke Realty Limited Partnership, as predecessor in interest to Landlord, and Tenant entered into a certain lease dated October 16, 2002, as amended November 24, 2003 and August 2, 2004 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 1,166 rentable square feet of space (the "Leased Premises") located in a building commonly known as 312 Plum, located at 312 Plum Street, Suite 940, Cincinnati, Ohio 45202; and

     WHEREAS, Landlord and Tenant desire to extend the Lease Term; and

     WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such extension, changes and additions to the Lease;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

     1. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

     2. Extension of Lease Term. The Lease Term is hereby extended through December 31, 2008.

     3. Amendment of Section 1.01. Basic Lease Provisions and Definitions. Commencing January 1, 2006, Section 1.01 of the Lease is hereby amended by deleting subsections D, E and F and substituting the following in lieu thereof:

     "D. Minimum Annual Rent:

     January 1, 2006 - December 31, 2006   $14,574.96 per year
     January 1, 2007 - December 31, 2007   $15,081.12 per year


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

     January 1, 2008 - December 31, 2008   $15,472.80 per year;

     E. Monthly Rental Installments:

     January 1, 2006 - December 31, 2006   $1,214.58 per month
     January 1, 2007 - December 31, 2007   $1,251.51 per month
     January 1, 2008 - December 31, 2008   $1,289.40 per month;

     F. Term: extended through December 31, 2008;"

     4. Broker. Tenant represents and warrants that, except for Duke Realty Services Limited Partnership, no real estate broker or brokers were involved in the negotiation and execution of this Amendment. Tenant shall indemnify Landlord and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

     5. Representations and Warranties. The undersigned Tenant represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

     6. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

     7. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

     8. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first above written.

                                        LANDLORD:

                                        DUKE REALTY OHIO,
                                        an Indiana general partnership


                                        By: Duke Realty Limited Partnership,


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                                        a general partner

                                        By: Duke Realty Corporation,
                                            its general partner


                                        By: /s/ Kevin T. Rogus
                                            ------------------------------------
                                            Kevin T. Rogus
                                            Senior Vice President


                                        TENANT:

                                        LANVISION, INC.,
                                        an Ohio corporation


                                        By: /s/ Paul W. Bridge, Jr.
                                            ------------------------------------
                                        Printed: PAUL W. BRIDGE, JR.
                                        Title: CHIEF FINANCIAL OFFICER


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STATE OF OHIO        )
                     ) SS:
COUNTY OF HAMILTON   )

Before me, a Notary Public in and for said County and State, personally appeared Kevin T. Rogus, by me known and by known to be the Senior Vice President of Duke Realty Corporation, an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, a general partner of Duke Realty Ohio, an Indiana general partnership, who acknowledged the execution of the foregoing "Third Lease Amendment" on behalf of said partnership.

WITNESS my hand and Notarial Seal this 1 day of August, 2005.

     SEAL


                                        /s/ Naomi Gump
                                        ----------------------------------------
                                        Notary Public

                                        Naomi Gump
                                        (Printed Signature)

My Commission Expires: JULY 22, 2007

My County of Residence: HAMILTON COUNTY

STATE OF OHIO      )
                   ) SS:
COUNTY OF WARREN   )

Before me, a Notary Public in and for said County and State, personally appeared Paul W. Bridge, Jr., by me known and by me known to be the Chief Financial Officer of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Third Lease Amendment" on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 26 day of July, 2005.

                                                                            SEAL


                                        /s/ Cheryl A. Fritz
                                        ----------------------------------------
                                        Notary Public

                                        Cheryl A. Fritz

My Commission Expires: 7-15-2008


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My County of Residence: Warren


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